UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2019 (September 12, 2019)

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 739-7825

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $.001 par value per share	WORX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2019, SCWorx Corp. (the “Company”) and the holders of a majority of the Company’s previously issued Series A Convertible Preferred Stock (the “Required Holders”) executed an amendment (the “Amendment”) to that certain Registration Rights Agreement dated November 30, 2019 (the “Registration Rights Agreement”). The Registration Rights Agreement was originally executed by and between the Company and the purchasers of the Series A Convertible Preferred Stock pursuant to which the Company was obligated to register the shares of the Company’s common stock issuable upon the conversion of the Series A Convertible Preferred Stock and certain warrants issued to such purchasers. In addition, the Registration Rights Agreement provided for a penalty of up to 1% of the purchase price of the Series A Convertible Preferred Stock sold, which was payable by the Company in cash (the “Registration Penalty”).

Pursuant to the terms of the Amendment, the Company and the Required Holders agreed to amend the Registration Penalty to permit the Company to pay such penalty equal to 3% of the purchase price of the Series A Convertible Preferred Stock in shares of the Company’s common stock at a price per share equal to the five (5) day volume weighted average price of the Company’s common stock as of September 12, 2019.

The Registration Rights Agreement and the Amendment are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the terms of the Registration Rights Agreement and the Amendment are qualified in their entirety by reference to such exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Registration Rights Agreement, dated November 30, 2018
10.2	Amendment to Registration Rights Agreement, dated September 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2019	SCWorx Corp.

	By:	/s/ Marc S. Schessel
		Name:	Marc S. Schessel
		Title:	Chief Executive Officer